Commitments and Contingencies	6 Months Ended
Jun. 30, 2023
Commitments and Contingencies
Commitments and Contingencies
7.	Commitments and Contingencies

The Company is subject to periodic legal or administrative proceedings in the ordinary course of business. The Company does not have any pending legal or administrative proceeding to which the Company is a party that will have a material effect on its business or financial condition other than the matters discussed below.

Currently the Canadian Revenue Authorities (“CRA”) is asserting that the Company owes additional taxes for the domicile move from Canada to the Bahamas. The Company disputes this allegation and is currently contesting the matter with the CRA. No resolution has been reached as of today’s date; however the Company is confident that its position will prevail.

In addition, the corporation has a future insurance premium payment of $241,869 as of June 30, 2023.